                                                                   EXHIBIT 99.39

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal                 MLMI 04-WMC5
Account              FFTW
ML Coverage
Completed            10/21/2004 15:47

                            SCENARIO 1                            SCENARIO 1
                --------------------------------------------------------------
PREPAY                       100%                                   100%
RATES           frwd w/0% shock 1st 6months and 1%             20% Libor Rates
CDR                         there
SEVERITY                       0                                      0
REV LAG                        0%                                     0%
                               0                                      0

PERIOD                      EXCESS SPREASD                    AFCAP
--------------------------------------------------------------------
AVG YR1                          388                           9.607
AVG YR2                          410                           9.484
AVG YR3                          488                           9.852
AVG YR4                          492                          10.821
AVG YR5                          500                          11.793
--------------------------------------------------------------------
      1                          461                           7.017
      2                          391                           9.989
      3                          370                           9.972
      4                          370                           9.952
      5                          435                           9.935
      6                          369                           9.893
      7                          389                           9.860
      8                          368                           9.813
      9                          388                           9.777
     10                          367                           9.728
     11                          366                           9.687
     12                          386                           9.660
     13                          365                           9.607
     14                          385                           9.583
     15                          364                           9.526
     16                          363                           9.486
     17                          428                           9.513
     18                          362                           9.405
     19                          382                           9.388
     20                          361                           9.252
     21                          490                           9.553
     22                          466                           9.499
     23                          466                           9.483
     24                          490                           9.512
     25                          466                           9.463
     26                          490                           9.511
     27                          472                           9.731
     28                          472                           9.730
     29                          550                           9.941
     30                          472                           9.721
     31                          496                           9.785
     32                          472                           9.712
     33                          504                          10.183
     34                          479                          10.107
     35                          479                          10.117
     36                          504                          10.219
     37                          479                          10.133
     38                          504                          10.338
     39                          480                          10.653
     40                          480                          10.667
     41                          531                          10.919
     42                          480                          10.692

43                               505                          10.823
44                               480                          10.717
45                               505                          11.270
46                               480                          11.149
47                               480                          11.166
48                               505                          11.326
49                               480                          11.196
50                               505                          11.363
51                               480                          11.597
52                               481                          11.615
53                               560                          12.525
54                               481                          11.650
55                               505                          11.842
56                               481                          11.690
57                               519                          12.073
58                               494                          11.906
59                               494                          11.924
60                               520                          12.134
61                               494                          11.958
62                               520                          12.173
63                               495                          12.039
64                               495                          12.056
65                               576                          13.017
66                               495                          12.088
67                               520                          12.314
68                               495                          12.121
69                               520                          12.391
70                               495                          12.191
71                               495                          12.206
72                               520                          12.438
73                               495                          12.226
74                               520                          12.461
75                               495                          12.271
76                               495                          12.279
77                               576                          13.207
78                               495                          12.294
79                               520                          12.538
80                               495                          12.309
81                               520                          12.570
82                               495                          12.336
83                               495                          11.983
84                               520                          12.388
85                               495                          11.994
86                               521                          12.399
87                               495                          12.005
88                               495                          12.010
89                               548                          12.844
90                               495                          12.021
91                               521                          12.426
92                               495                          12.031
93                               521                          12.437
94                               495                          12.041
95                               495                          12.046
96                               521                          12.452

 97                              495                          12.055
 98                              521                          12.462
 99                              495                          12.065
100                              495                          12.069
101                              577                          13.367
102                              497                          12.078
103                              523                          12.492
104                              498                          12.102
105                              525                          12.519
106                              500                          12.129
107                              501                          12.142
108                              527                          12.561
109                              503                          12.170
110                              529                          12.590
111                              505                          12.198
112                              506                          12.213
113                              589                          13.537
114                              508                          12.242
115                              535                          12.665
116                              510                          12.272
117                              490                          12.697
118                              466                          12.303
119                              467                          12.318
120                              494                          12.746
121                              470                          12.351
122                              497                          12.779
123                              473                          12.383
124                              474                          12.400
125                              559                          13.748
126                              477                          12.435
127                              505                          12.867
128                              480                          12.470
129                              508                          12.905
130                              484                          12.507
131                              485                          12.525
132                              513                          12.963
133                              489                          12.564
134                              517                          13.003
135                              492                          12.603
136                              494                          12.624
137                              551                          13.516
138                              498                          12.665
139                              527                          13.109
140                              502                          12.708
141                              531                          13.155
142                              506                          12.753
143                              508                          12.776
144                              537                          13.226
145                              513                          12.823
146                              542                          13.276
147                              517                          12.872
148                              520                          12.897
149                              609                          14.308
150                              525                          12.949

151                              554                          13.408
152                              529                          13.003
153                              559                          13.465
154                              534                          13.059
155                              536                          13.088
156                              566                          13.555
157                              541                          13.148
158                              571                          13.618
159                              546                          13.211
160                              549                          13.243
161                              641                          14.698
162                              554                          13.309
163                              585                          13.788
164                              560                          13.379
165                              591                          13.862
166                              566                          13.452
167                              569                          13.489
168                              601                          13.979
169                              576                          13.567
170                              607                          14.061
171                              582                          13.649
172                              585                          13.691
173                              682                          15.206
174                              593                          13.779
175                              625                          14.286
176                              600                          13.872
177                              633                          14.420
178                              608                          14.004
179                              612                          14.054
180                              645                          14.576